Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of March 2, 2017, is entered into by and among EXTREME NETWORKS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), SILICON VALLEY BANK (“SVB”), in its capacity as both the Issuing Lender and the Swingline Lender, and SVB, as administrative agent and collateral agent for the Secured Parties (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement (defined below) and used herein shall have the respective meanings given to such terms in the Amended and Restated Credit Agreement.

RECITALS

A.

The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of October 28, 2016 (as amended, supplemented, restructured or otherwise modified prior to the date hereof, the “Amended and Restated Credit Agreement”).

B.	The Borrower has requested that the Administrative Agent and the Required Lenders agree to amend the Amended and Restated Credit Agreement in the manner described in Section 1 hereof.
C.	The Administrative Agent and the Required Lenders have agreed to so amend the Amended and Restated Credit Agreement upon the terms and conditions set forth herein.

ACCORDINGLY, subject to the satisfaction of the conditions to effectiveness described in Section 2 of this Agreement, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1Amendment of the Amended and Restated Credit Agreement.  With effect from and after the Effective Date (defined below), the Amended and Restated Credit Agreement shall be amended by amending and restating Section 7.8(o)(xi) thereof to read in its entirety as follows:

(xi)(A) the aggregate amount of the cash consideration paid by such Group Member in connection with any particular Permitted Acquisition shall not exceed $100,000,000, and (B) the aggregate amount of the cash consideration paid by all Group Members in connection with all such Permitted Acquisitions consummated from and after the Amendment and Restatement Date shall not exceed $100,000,000;

SECTION 2Conditions Precedent to Effectiveness.  The effectiveness of Section 1 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent (the first date on which all such conditions shall be satisfied or waived, the “Effective Date”):

(a)the Administrative Agent shall have received from the Borrower and each of the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile or PDF followed promptly by an executed original) counterpart of this Agreement;

(b)the Administrative Agent shall have received from each Guarantor party thereto a duly executed original (or, if elected by the Administrative Agent, an executed facsimile or PDF followed promptly by an executed original) signature page to the Guarantor Acknowledgment and Consent attached hereto as Exhibit A;

(c)the Administrative Agent shall have received from the Borrower an amendment fee equal to the product of (i) $40,000 multiplied by (ii) the number of Lenders that have executed this Agreement and delivered to the Administrative Agent copies of their executed counterpart signature pages hereto by no later than 2:00 PM, San Francisco time, on March 2, 2017 (the “Signing Lenders”), which amendment fee will be divided equally by the Administrative Agent among and paid to the Signing Lenders.  Such amendment fee shall be fully-earned on the date paid and shall not be refundable for any reason;

(d)the Borrower shall have paid all costs and expenses of the Administrative Agent then due in accordance with Section 4(d) hereof and Section 10.5 of the Amended and Restated Credit Agreement, to the extent such costs and expenses have been invoiced to the Borrower prior to the Effective Date; and

(e)on the Effective Date, after giving effect to this Agreement, (i) the representations and warranties contained in Section 3 of this Agreement shall be true and correct and (ii) no Default or Event of Default shall have occurred and be continuing.

SECTION 3Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each of the Required Lenders that:

(a)no Default or Event of Default exists immediately before, and that no Default or Event of Default exists immediately after, giving effect to the amendments contemplated by Section 1 hereof;

(b)the execution, delivery and performance by the Borrower of this Agreement  have been duly authorized by all necessary corporate action on the part of the Borrower and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable;

(c)this Agreement and the other Loan Documents constitute the legal, valid and binding obligations of each Loan Party party hereto or thereto, and are enforceable against each such Loan Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and principles of good faith and fair dealing (whether enforcement is sought by proceedings in equity or at law); and

(d)each of the representations and warranties made by each Loan Party in or pursuant to any Loan Document to which such Loan Party is party (after giving effect to the amendment to the Amended and Restated Credit Agreement contemplated herein) (i) that is qualified by materiality is true and correct, and (ii) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as of the date hereof, as if made on and as of such date, except to the extent that any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

SECTION 4Miscellaneous.

(a)Amended and Restated Credit Agreement Otherwise Not Affected.  Except as expressly contemplated hereby, the Amended and Restated Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.  The Administrative Agent’s and the Required Lenders’ execution and delivery of, or acceptance of, this Agreement shall not be deemed to create a course of dealing or otherwise to create any express or implied duty by the Administrative Agent or any Lender to provide any other or further amendments under the same or similar circumstances in the future.

(b)No Reliance.  The Borrower hereby acknowledges and confirms to the Administrative Agent and the Required Lenders that it is executing this Agreement on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c)Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective successors and assigns permitted by the terms of the Loan Documents.  No third party beneficiaries are intended in connection with this Agreement.

(d)Costs and Expenses.  The Borrower hereby agrees to pay to the Administrative Agent on demand the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, and the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered herewith.

(e)Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.  This Agreement is subject to the provisions of Section 10.14 of the Amended and Restated Credit Agreement relating to submission to jurisdiction, jury trial waiver and judicial reference, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.

(f)Complete Agreement; Amendments.  This Agreement, together with the Amended and Restated Credit Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Agreement supersedes all prior drafts and communications with respect hereto and may not be amended except in accordance with the provisions of Section 10.1 of the Amended and Restated Credit Agreement.

(g)Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

(h)Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Agreement by PDF, facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

(i)Interpretation.  This Agreement is the result of negotiations between and has been reviewed by respective counsel to the Borrower and the Guarantors and is the product of all parties hereto.  Accordingly, this Agreement shall not be construed against any party merely because of its involvement in the preparation hereof.

(j)Loan Document. This Agreement shall constitute a Loan Document.

(Remainder of page intentionally left blank; signature page follows)

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

EXTREME NETWORKS, INC.,
as the Borrower

By:/s/ B. DREW DAVIES

Name:B. Drew Davies

Title: Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

SILICON VALLEY BANK,
as the Administrative Agent, a Lender, the Swingline Lender and the Issuing Lender

By:/s/ STEPHEN CHANG

Name:Stephen Chang

Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:/s/ THOMAS R. SULLIVAN

Name: Thomas R. Sullivan

Title: Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ WILLIAM HORSTMAN

Name: William Horstman

Title: Authorized Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

CADENCE BANK, N.A.,
as a Lender

By: /s/ STEVE PRICHETT

Name: Steve Prichett

Title: Executive Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

COMERICA BANK,
as a Lender

By: /s/ ROBERT SHUTT

Name: Robert Shutt

Title: Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

Exhibit 10.1

EXHIBIT A

GUARANTOR ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned, each a Guarantor with respect to the Secured Obligations of the Loan Parties to the Secured Parties under the terms of the Loan Documents, hereby:

(a)acknowledges and consents to the execution, delivery and performance by the Borrower of the foregoing Agreement;

(b)represents and warrants that the execution and delivery by it of this Guarantor Acknowledgement and Consent (i) are within its corporate power, (ii) have been duly authorized by all necessary corporate action, and (iii) do not require the consent, approval or authorization of any Person which has not been previously obtained; and

(c)reaffirms and agrees that the Guarantee and Collateral Agreement as to which the undersigned is party, and all other Loan Documents and agreements executed and delivered by the undersigned to the Administrative Agent and/or the Lenders in connection with the Guarantee and Collateral Agreement, are in full force and effect without defense, offset or counterclaim and will so continue.

All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended and Restated Credit Agreement (as defined in the Agreement) or in the other “Loan Documents” defined therein, as the context may require.

This Guarantor Acknowledgement and Consent shall constitute a Loan Document under the Amended and Restated Credit Agreement.

IN WITNESS WHEREOF, each of the Guarantors named below has duly executed and delivered this Guarantor Acknowledgment and Consent as of the Effective Date specified in the Agreement.

EXTREME NETWORKS, INC.

By:

Name:

Title:

ENTERASYS NETWORKS, INC.

By:

Name:

Title:

Guarantor Acknowledgement and Consent